EXHIBIT 25
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

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                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS A TRUSTEE

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         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(B)(2)   X

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                   FIRST FIDELITY BANK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)


                                                   22-1147033
 (Jurisdiction of incorporation or                 (I.R.S. employer
organization if not a U.S. national bank)          Identification No.)

 175 WEST BROADWAY, SALEM, NEW JERSEY                  08079
(Address of principal executive offices)            (Zip Code)



                            ------------------------

           (Name, address and telephone number of agent for service)

                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY
              (Exact name of obligor as specified in its charter)


              NEW JERSEY                                22-1212800
   (State or other jurisdiction of                    (I.R.S. employer
    incorporation or organization)                    Identification No.)

  80 PARK PLAZA, NEWARK, NEW JERSEY                       07101
(Address of principal executive offices)                (Zip Code)


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                      FIRST AND REFUNDING MORTGAGE BONDS*
                      (Title of the indenture securities)

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* The indenture securities are to be issued in one or more series pursuant to a
  Registration Statement on Form S-3 filed by the obligor with the Commission pursuant to Rule 415, to which this Form T-1 is an Exhibit.

                                    GENERAL

ITEM 1. GENERAL INFORMATION.

     Furnish the following information as to the trustee:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

           Comptroller of the Currency, Washington, D.C.

           Board of Governors of Federal Reserve System, New York,
           N.Y.

           Federal Deposit Insurance Corporation, Washington, D.C.

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

           The Trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                             AS OF JANUARY 31, 1994


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               COL. A.                                COL. B
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            TITLE OF CLASS                      AMOUNT OUTSTANDING
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     Not Applicable


ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

     IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

     (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

         Not Applicable

(B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES
     AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

         Not applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

     IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

     Not Applicable

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

                             AS OF JANUARY 31, 1994


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      COL. A             COL. B             COL. C             COL. D
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                                                            PERCENTAGE OF
                                                          VOTING SECURITIES
                                                           REPRESENTED BY
      NAME OF                            AMOUNT OWNED      AMOUNT GIVEN IN
       OWNER         TITLE OF CLASS      BENEFICIALLY          COL. C
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     Not Applicable

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

                             AS OF JANUARY 31, 1994

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      COL. A             COL. B             COL. C             COL. D
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                                                            PERCENTAGE OF
                                                          VOTING SECURITIES
                                                           REPRESENTED BY
      NAME OF                            AMOUNT OWNED      AMOUNT GIVEN IN
       OWNER         TITLE OF CLASS      BENEFICIALLY          COL. C
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     Not Applicable

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR THE OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

                             AS OF JANUARY 31, 1994


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      COL. A             COL. B             COL. C             COL. D
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                                         AMOUNT OWNED
                                         BENEFICIALLY
                       WHETHER THE        OR HELD AS
                     SECURITIES ARE       COLLATERAL      PERCENT OF CLASS
                        VOTING OR        SECURITY FOR      REPRESENTED BY
       TITLE            NONVOTING         OBLIGATIONS      AMOUNT GIVEN IN
     OF CLASS          SECURITIES         IN DEFAULT           COL. C
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     Not Applicable

ITEM 9. SECURITIES OF THE UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

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                             AS OF JANUARY 31, 1994


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      COL. A             COL. B             COL. C             COL. D
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                                         AMOUNT OWNED
                                         BENEFICIALLY
                                          OR HELD AS
                                          COLLATERAL
                                         SECURITY FOR     PERCENT OF CLASS
      NAME OF                             OBLIGATIONS      REPRESENTED BY
    ISSUER AND           AMOUNT          IN DEFAULT BY     AMOUNT GIVEN IN
  TITLE OF CLASS       OUTSTANDING          TRUSTEE            COL. C
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     Not Applicable

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                             AS OF JANUARY 31, 1994



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      COL. A             COL. B             COL. C             COL. D
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                                         AMOUNT OWNED
                                         BENEFICIALLY
                                          OR HELD AS
                                          COLLATERAL         PERCENT OF
                                         SECURITY FOR     VOTING SECURITIES
      NAME OF                             OBLIGATIONS      REPRESENTED BY
    ISSUER AND           AMOUNT          IN DEFAULT BY     AMOUNT GIVEN IN
  TITLE OF CLASS       OUTSTANDING          TRUSTEE            COL. C
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     Not Applicable

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                             AS OF JANUARY 31, 1994


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      COL. A             COL. B             COL. C             COL. D
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                                         AMOUNT OWNED
                                         BENEFICIALLY
                                          OR HELD AS
                                          COLLATERAL
                                         SECURITY FOR     PERCENT OF CLASS
      NAME OF                             OBLIGATIONS      REPRESENTED BY
    ISSUER AND           AMOUNT          IN DEFAULT BY     AMOUNT GIVEN IN
  TITLE OF CLASS       OUTSTANDING          TRUSTEE            COL. C
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     Not Applicable

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:



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         COL. A                   COL. B                   COL. C
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 NATURE OF INDEBTEDNESS     AMOUNT OUTSTANDING            DATE DUE
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     Not Applicable

ITEM 13. DEFAULTS BY THE OBLIGOR.

     (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None

     (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

     IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     Not Applicable

ITEM 15. FOREIGN TRUSTEE.

     IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

     Not Applicable

ITEM 16. LIST OF EXHIBITS.


1        * --Copy of Articles of Association of the Trustee as now in effect.
2        --No certificate of authority of the Trustee to commence business is furnished since this authority is contained in the Articles of Association of the Trustee.
3        * --Copy of the authorization of the Trustee to exercise corporate trust powers.
4        * --Copy of the existing By-Laws of the Trustee, as now in effect.
5        --Not applicable.
6        * --The consent of the Trustee required by Section 321(b) of the Act.
7        --A copy of the latest report of Condition of the Trustee published pursuant to the law or the requirements of its supervising or examining authority.
8        --Not Applicable
9        --Not Applicable


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* Exhibits thus designated have heretofore been filed with the Securities and
  Exchange Commission, have not been amended since filing and are incorporated herein by reference (see Exhibits T-1, T-3, and T-6 Registration Number 22-13279 and Form T-4 Registration Number 33-35312).

     In answering any item in this statement of eligibility and qualification which relates to matters peculiarly within the knowledge of the obligor or of its directors or officers, or an underwriter for the obligor, the undersigned, First Fidelity Bank, National Association has relied upon information furnished to it by the obligor or such underwriter.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, First Fidelity Bank, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Newark, and State of New Jersey, on the 28th day of February, 1994.

                                          FIRST FIDELITY BANK, NATIONAL
                                          ASSOCIATION,
                                          (Trustee)

(CORPORATE SEAL)

                                          By:           T. W. SIMONS
                                              ..................................
                                                        T. W. Simons
                                                       Vice President

                                                                       EXHIBIT 7

                              REPORT OF CONDITION
             CONSOLIDATING DOMESTIC AND FOREIGN SUBSIDIARIES OF THE
                   FIRST FIDELITY BANK, NATIONAL ASSOCIATION,
                             OF NEWARK, NEW JERSEY

     At the close of business on December 31, 1993 published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section
161. Charter Number 1452 Comptroller of the Currency Northeastern District

                     STATEMENT OF RESOURCES AND LIABILITIES

                                                                   THOUSANDS
                                                                  OF DOLLARS
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                                    ASSETS
Cash and balance due from depository institutions:
  Noninterest-bearing balances and currency and coin...........  $   1,124,612
  Interest-bearing balances....................................        488,699
Securities.....................................................      4,604,705
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and
  Agreement subsidiaries, and in IBFs:
  Federal funds sold...........................................        110,000
  Securities purchased under agreements to resell..............        726,193

Loans and lease financing receivables:
  Loans and leases, net of unearned income......     12,248,930
  LESS: Allowance for loan and lease losses.....        340,026
  LESS: Allocated transfer risk reserve.........            -0-
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


  Loans and leases, net of unearned income, allowance, and
reserve........................................................     11,908,904
Assets held in trading accounts................................        149,302
Premises and fixed assets (including capitalized leases).......        216,716
Other real estate owned........................................         99,206
Investment in unconsolidated subsidiaries and associated
companies......................................................          5,971
Customer's liability to this bank on acceptance outstanding....         94,332
Intangible assets..............................................        207,282
Other assets...................................................        329,495
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Total assets...................................................  $  20,065,417
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                                 LIABILITIES
Deposits:
  In domestic offices..........................................  $  16,532,807


     Noninterest-bearing........................      3,357,554
     Interest-bearing...........................     13,175,253
                                                  -------------
  In foreign offices, Edge and Agreement subsidiaries, and
IBFs...........................................................         26,120
     Noninterest-bearing........................            -0-
     Interest-bearing...........................         26,120
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


Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds purchased......................................        958,104
  Securities sold under agreements to repurchase...............        539,025
Demand notes issued to the U.S. Treasury.......................            -0-
Other borrowed money...........................................          5,278
Mortgage indebtedness and obligations under capitalized
leases.........................................................          3,986
Bank's liability on acceptances executed and outstanding.......        102,546
Notes and debentures subordinated to deposits..................        100,000
Other liabilities..............................................        212,315
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Total liabilities..............................................     18,480,181
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Limited-life preferred stock...................................            -0-
                                EQUITY CAPITAL
Perpetual preferred stock......................................            -0-
Common Stock...................................................        215,000
Surplus........................................................        714,232
Undivided profits and capital reserves.........................        642,069
LESS: Net unrealized loss on marketable equity securities......        (13,935)
Cumulative foreign currency translation........................            -0-
                                                                 -------------
Total equity capital...........................................      1,585,236
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Total liabilities, limited-life preferred stock, and equity capital........................................................  $  20,065,417
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